EXHIBIT 99.1

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR7
Mortgage Loans
Preliminary Collateral Information Assume As of 06/01/05

TOTAL CURRENT BALANCE	$437,654,212
TOTAL ORIGINAL BALANCE	$437,983,380

NUMBER OF LOANS	693

			Minimum		Maximum
AVG CURRENT BALANCE	$631,536		$249,220		$1,500,000
AVG ORIGNAL BALANCE	$632,011		$363,000		$1,500,000

WAVG GROSS COUPON	5.45%		3.88%		6.88%
WAVG GROSS MARGIN	2.67%		2.25%		2.89%
WAVG MAX INT RATE	10.45%		8.88%		11.88%

WAVG CURRENT LTV	68.27%		18.18%		95.00%

WAVG FICO SCORE	745		625		814

WAVG MONTHS TO ROLL	59	months	49	months	60	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	359	months	349	months	360	months
WAVG SEASONING	1	months	0	months	11	months

TOP STATE CONC	CA(59.97%),NY(8.02%),WA(4.70%)
MAXIMUM CA ZIPCODE	1.07%

FIRST PAY DATE			August 1,2004		July 1,2005

RATE CHANGE DATE			July 1,2009		June 1,2010

MATURE DATE			July 1,2034		July 1,2035

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5/1 CMT	42	$20,699,980	4.73%
5/1 I/O CMT	547	351,208,089	80.25
5/1 I/O LIBOR	90	58,517,333	13.37
5/1 LIBOR	14	7,228,810	1.65
Total	693	$437,654,212	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
200,001— 300,000	2	$548,420	0.13%
300,001— 400,000	64	24,596,594	5.62
400,001— 500,000	216	97,752,696	22.34
500,001— 600,000	136	75,167,865	17.18
600,001— 700,000	95	61,850,062	14.13
700,001— 800,000	42	31,620,289	7.22
800,001— 900,000	29	24,766,292	5.66
900,001— 1,000,000	59	58,240,482	13.31
1,000,001— 1,100,000	6	6,275,750	1.43
1,100,001— 1,200,000	13	15,011,417	3.43
1,200,001— 1,300,000	15	18,844,720	4.31
1,300,001— 1,400,000	5	6,667,625	1.52
1,400,001— 1,500,000	11	16,312,000	3.73
Total	693	$437,654,212	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 4.000	2	$880,000	0.20%
4.001— 4.250	2	1,924,800	0.44
4.251— 4.500	3	2,375,000	0.54
4.501— 4.750	9	5,416,630	1.24
4.751— 5.000	67	42,001,490	9.60
5.001— 5.250	102	62,461,494	14.27
5.251— 5.500	279	177,422,721	40.54
5.501— 5.750	138	90,081,291	20.58
5.751— 6.000	74	45,791,536	10.46
6.001 >=	17	9,299,250	2.12
Total	693	$437,654,212	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001— 2.250	105	$66,236,144	15.13%
2.251— 2.500	2	1,727,000	0.39
2.501— 2.750	585	369,299,068	84.38
2.751— 3.000	1	392,000	0.09
Total	693	$437,654,212	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 9.000	2	$880,000	0.20%
9.001— 9.250	2	1,924,800	0.44
9.251— 9.500	3	2,375,000	0.54
9.501— 9.750	9	5,416,630	1.24
9.751— 10.000	65	41,335,470	9.44
10.001— 10.250	100	61,585,079	14.07
10.251— 10.500	279	176,724,136	40.38
10.501— 10.750	139	90,633,091	20.71
10.751— 11.000	76	47,040,755	10.75
11.001 >=	18	9,739,250	2.23
Total	693	$437,654,212	100.00%

FIRST RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	693	$437,654,212	100.00%
Total	693	$437,654,212	100.00%

PERIODIC RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	693	$437,654,212	100.00%
Total	693	$437,654,212	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	693	$437,654,212	100.00%
Total	693	$437,654,212	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

RAMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
349— 360	693	$437,654,212	100.00%
Total	693	$437,654,212	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	330	$215,273,411	49.19%
1— 6	356	217,862,166	49.78
7— 12	7	4,518,635	1.03
Total	693	$437,654,212	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
49	2	$666,020	0.15%
51	1	420,000	0.10
53	4	3,432,615	0.78
54	1	496,757	0.11
56	5	2,846,392	0.65
57	3	1,304,988	0.30
58	17	9,961,084	2.28
59	330	203,252,946	46.44
60	330	215,273,411	49.19
Total	693	$437,654,212	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$600,000	0.14%
21— 25	1	399,000	0.09
26— 30	7	3,471,000	0.79
31— 35	8	5,317,500	1.22
36— 40	11	7,272,600	1.66
41— 45	21	12,697,569	2.90
46— 50	24	18,972,200	4.33
51— 55	31	19,499,193	4.46
56— 60	29	19,591,000	4.48
61— 65	46	31,908,092	7.29
66— 70	125	96,181,428	21.98
71— 75	168	101,837,284	23.27
76— 80	216	117,852,281	26.93
81— 85	3	1,243,565	0.28
86— 90	1	387,000	0.09
91— 95	1	424,501	0.10
Total	693	$437,654,212	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
620— 639	2	$806,551	0.18%
640— 659	3	1,313,857	0.30
660— 679	3	1,900,000	0.43
680— 699	72	42,596,416	9.73
700— 719	117	71,799,740	16.41
720— 739	106	72,578,775	16.58
740— 759	120	74,490,508	17.02
760— 779	130	85,630,280	19.57
780— 799	111	68,950,243	15.75
800 >=	29	17,587,842	4.02
Total	693	$437,654,212	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full	200	$117,057,435	26.75%
Reduced	493	320,596,777	73.25
Total	693	$437,654,212	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Yes	637	$409,725,422	93.62%
No	56	27,928,790	6.38
Total	693	$437,654,212	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	644	$410,772,561	93.86%
Second Home	49	26,881,651	6.14
Total	693	$437,654,212	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2-4 Family	3	$1,557,200	0.36%
Condo	104	57,871,458	13.22
Co-op	13	10,105,768	2.31
Single Family	571	367,079,947	83.87
Townhouse	2	1,039,840	0.24
Total	693	$437,654,212	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	349	$221,643,769	50.64%
Refi—Cash Out	215	133,644,708	30.54
Refi—No Cash Out	129	82,365,736	18.82
Total	693	$437,654,212	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Year CMT	589	$371,908,068	84.98%
1 Yr LIBOR	104	65,746,144	15.02
Total	693	$437,654,212	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	679	$429,172,320	98.06%
12	2	939,200	0.21
36	12	7,542,692	1.72
Total	693	$437,654,212	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AR	1	$476,800	0.11%
AZ	10	6,342,500	1.45
CA	420	262,468,004	59.97
CO	12	7,366,100	1.68
CT	28	20,125,462	4.60
DE	2	954,920	0.22
FL	36	20,342,585	4.65
ID	3	1,417,250	0.32
IL	18	10,570,543	2.42
KS	1	632,800	0.14
MA	18	10,656,767	2.43
MD	6	4,537,500	1.04
MI	4	2,186,233	0.50
MN	1	1,000,000	0.23
MT	1	535,100	0.12
NC	2	1,100,875	0.25
NJ	17	13,153,851	3.01
NV	6	3,044,522	0.70
NY	46	35,105,158	8.02
OH	4	1,845,325	0.42
OR	3	1,405,900	0.32
PA	5	3,174,000	0.73
RI	2	1,900,000	0.43
TX	1	697,200	0.16
VA	9	5,402,400	1.23
WA	36	20,574,916	4.70
WI	1	637,500	0.15
Total	693	$437,654,212	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company